SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

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Filed by a Party other than the Registrant     [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

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         14a-6(e)(2))

[x ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to  240.14a-12


                    SUNVEST RESORTS, INC.
-------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                         Registrant)

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              --------------------------------------------
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____________________________________________________________________________

                    SUNVEST RESORTS, INC.

                3500 NW Boca Raton Boulevard
                        Building 811
                  Boca Raton, Florida 33431
                       (561) 368-0032

          Notice of Annual Meeting of Shareholders

                    DATE:     June 22, 2000
                    TIME:     10:00 A.M. Eastern Standard Time
                    PLACE:    US DATA AUTHORITY
                              3500 NW Boca Raton Boulevard
                              Building 806 - Network Operations Center
                              Boca Raton, Florida 33431

Dear Shareholder:

     You are cordially invited to attend the 2000 Annual
Meeting of Shareholders (the "Annual Meeting") of SunVest
Resorts, Inc., a Florida corporation (the "Company"), which will be held on Thursday, June 22, 2000, at 3500 NW Boca
Raton Boulevard, Building 806 - Network Operations Center,
Boca Raton, Florida 33431, commencing at 10:00 A.M.

     At the Annual Meeting, we will ask you to:

     (1)  Elect seven (7) directors to hold office until the
          next annual meeting of shareholders or until their
          respective   successors  have  been   elected   or
          appointed.

     (2) Approve Amended and Restated Articles of Incorporation of the Company, which, among other things, will change the Company's name to "U.S. Data Authority, Inc.," increase the number of authorized shares of the Company's common stock from 25 million to 100 million and create a class of preferred stock with 30 million shares authorized.

     (3)   Approve the Company's 2000 Stock Incentive Plan.

     (4) Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     These items are fully discussed in the following pages, which constitute part of this Notice. Only shareholders of record on the Company's books at the close of business on May 30, 2000, will be entitled to vote at the Annual Meeting. A list of shareholders entitled to vote will be available for inspection at the Company's offices for 10 days prior to the Annual Meeting.

      Whether or not you plan to attend the Annual Meeting, the Company requests that you vote your shares as early as possible. You may do so by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope. You may revoke any proxy in the manner described in the Proxy Statement at any time prior to its exercise at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.

                         By Order of the Board of Directors,


                         By: /S/ Ronald J. Austin
                              Ronald J. Austin
                              Secretary
Boca Raton, Florida
May 31, 2000
______________________________________________________________________

                    SUNVEST RESORTS, INC.
                3500 NW Boca Raton Boulevard
                        Building 811
                  Boca Raton, Florida 33431
                       (561) 368-0032

                    PROXY STATEMENT FOR THE
             2000 ANNUAL MEETING OF SHAREHOLDERS

       INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

     Why did you send me this proxy statement?
     -----------------------------------------
     We sent you this proxy statement and the enclosed proxy card because the Board of Directors of SunVest Resorts, Inc., a Florida corporation (the "Company") is soliciting your proxy to vote at the Annual Meeting of the Company's shareholders on June 21, 2000, beginning at 10:00 A.M. (the "Annual Meeting"). The Annual Meeting will be held at 3500 NW Boca Raton Boulevard, Building 806 - Network Operations Center, Boca Raton, Florida 33431. This proxy statement summarizes the information that you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 31, 2000, to all shareholders entitled to vote. Only shareholders who owned the Company's common stock, par value $.02 per share (the "Common Stock") at the close of business on May 30, 2000 (the "Record Date") are entitled to vote. On the Record Date there were 25,000,000 shares of the Common Stock issued and outstanding held by 501 shareholders of record. The Common Stock is the Company's only class of voting stock. Presence in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date is required for a quorum.

     How many votes do I have?
     -------------------------
     Each share of Common Stock that you own entitles you to one vote. The enclosed proxy card indicates the number of shares of Common Stock that you own.

     How do I vote by proxy?
     -----------------------
     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and return the enclosed proxy card and return it to us promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting.

     If you properly complete and sign the proxy card and send it to us in advance of the Annual Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors "FOR" all three proposals set forth herein.

     If any other matter is presented at the Annual Meeting, your proxy will vote your shares in accordance with his best judgment. At the time this proxy statement went to press, we knew of no other matters to be raised at the Annual Meeting.

     May I revoke my proxy?
     ----------------------
     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of three ways:

          *    You may send in another proxy with a later date.

          * You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

          *    You may vote in person at the Annual Meeting.

     How do I vote in person?
     ------------------------
     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date.

     What vote is required to approve each proposal?

Proposal 1:     Elect seven directors.
-----------

     The seven nominees for director who receive the highest number of affirmative votes will be elected. So, if you indicate "withhold authority" to vote for all or a particular nominee on your proxy card, your vote will not count either "for" or "against."

Proposal  2:    Approve Amended and Restated Articles of Incorporation.
------------

      The  affirmative vote of a majority of  the  Company's
Common  Stock  present in person or by proxy at  the  Annual
Meeting will be required to approve the Amended and Restated
Articles of Incorporation.

      Abstentions or "broker non-votes" will be counted as negative votes.

Proposal  3:     Approve the Company's 2000 Stock  Incentive Plan.
------------

      The  affirmative vote of a majority of  the  Company's
Common  Stock  present in person or by proxy at  the  Annual
Meeting will be required to approve the Company's 2000 Stock
Incentive Plan.

      Abstentions or "broker non-votes" will be counted as negative votes.

     Is voting confidential?
     -----------------------
     We keep all the proxies, ballots and voting tabulations private as a matter of practice. We let only our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to comply with legal requirements. We will, however, forward to management any written comments that you make, on the proxy card or elsewhere.

                   BACKGROUND INFORMATION
                   ----------------------

      Since 1996, the Company has engaged in the business of converting hotels into resort condotels. In 1998, the Company also entered the business of converting a multi-unit single family rental resort project into an active adult community. The Company conducted the resort condotel business through two wholly-owned subsidiaries, Cove Development, Inc. ("Cove") and Colony Plaza Development, Inc. ("Colony"), and the active adult community conversion business through a Florida limited liability company, Lakeshore Club Development. LC ("Lakeshore"). Since 1996, the Company has been controlled by a group of individuals consisting of Herbert Hirsch, Harvey Birdman, Diane Birdman, Louis Birdman and Bonita Hirsch ("the HB Group"), which personally guaranteed the bank debt associated with the three conversion projects, owned approximately 80% of the 9,000,000 outstanding shares of the Common Stock and constituted the officers and directors of the Company.

      During late April 2000, the Company underwent a fundamental transformation. Specifically:

     1. On April 21, 2000, Colony merged into Cove and, on April 25, 2000, the Company distributed the 9,000,000 shares of the common stock of Cove and the 9,000,000 membership Units in Lakeshore to all the shareholders pro-rata as a special dividend.

     2. On April 25, 2000, the members of the HB Group resigned as directors and officers of the Company and elected (a) as directors, five of the seven individuals who have been nominated for election as directors in this Proxy Statement and who then served as the directors of US Data Authority, Inc. ("USDA"), a Florida corporation engaged in an Internet-related business and (b) as officers, the then corresponding officers of USDA.

     3.   On April 28, 2000, the Common Stock underwent a 3.6:1
reverse   stock   split,   whereby  the   9,000,000   shares
outstanding turned into 2,500,000 shares outstanding. As a result, the Company's trading symbol on the OTC Bulletin Board was changed from "SUNE" to "SUNED."

     4. Effective May 1, 2000, the Company then having essentially no assets or liabilities, USDA merged with and into the Company, with the shareholders of USDA receiving in the merger approximately 22,500,000 new post-reverse stock split shares of the Common Stock, or approximately 90% of the equity of the Company.

      The Annual Report accompanying this Proxy Statement contains information about USDA. Please read it carefully. Although this Proxy Statement relates to the Company's 1999 fiscal year, wherever we considered it material, the information contained in this Proxy Statement also reflects the merger with USDA and the Company's current situation.

             PROPOSAL 1:  ELECTION OF DIRECTORS

     Each of the current directors has been nominated for election to the Board of Directors. If any such nominee is unable or unwilling to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (i) for a substitute nominee who shall be designated by the proxy holder or by the present Board of Directors to fill such vacancy or (ii) for the balance of the nominees, leaving a vacancy. The Board of Directors has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the next annual meeting of shareholders following the 2000 annual meeting or until their successors, if any, are elected or appointed.

Recommendation of the Board

      THE  BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE  ELECTION  OF  ALL SEVEN NOMINEES FOR  DIRECTOR.  UNLESS
MARKED  OTHERWISE, PROXIES WILL BE VOTED "FOR" THE  ELECTION
OF EACH OF THE NOMINEES NAMED BELOW.

     A.     Information Concerning Nominees for Directors

     The biography of each nominated director of the Company follows. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years.

Name          Age      Position  with Company and  Principal
                       Occupation

David J.
Applebaum     41      Dr. Applebaum has served as a director
               of the Company since April 25, 2000, and was a director of USDA during March 14 - May 1, 2000. He has been a Board certified plastic surgeon in Palm Beach County since 1991, and a significant investor in USDA since 1999. He is President of the Palm Beach County IPA, an association of plastic surgeons. Dr. Applebaum is a graduate of the University of Texas and the Baylor College of Medicine.

Michael A.
Cutler         46      Mr. Cutler has served as a director
               of the Company since April 25, 2000, and was a director of USDA during March 14 - May 1, 2000. For the last ten years, he has been a director of the Personal Communications Industry Association ("PCIA"), acting in various lobbying capacities and involved in PCIA's FCC rule-making efforts. During 1976-1996, Mr. Cutler served as President of Commsite International, Inc., a communications site management and acquisition company. He earned a B.A. in political science from the University of Delaware and his JD from the Potomac Law School in Washington, DC.

Ralph A.
Haller         52      Mr. Haller has served as a director
               of the Company since May 11, 2000. He has served as President of Fox Ridge Communications, Inc., a telecommunications consulting firm, since June 1996. Prior to that time, for a period of 25 years, Mr. Haller worked for the Federal Communication Commission (FCC). He held several positions within the FCC, including Chief of the FCC's Private Radio Bureau, a position he held for nearly nine years. During the last two years of his tenure with the FCC, he was in charge of developing rules for the new wireless personal communication services. He currently serves as president of Frequency Finder, Inc., and serves on the Board of Directors of the American Mobile Communications Association, and of the Broadcast Pioneers of the Washington area. He holds a B.S. degree in Electrical Engineering from the University of Kansas.

Richard J.
Lucibella      46      Mr. Lucibella has served as a director
               of  the Company since April 25, 2000, and was
               a  director of USDA during March 14 - May  1,
               2000.  Since 1997, he has been an investor in
               CyBear,  Inc., an Internet-related healthcare
               company,  where  he served as President  from
               January  through November 1997.   From  March
               through September 1994, Mr. Lucibella  served
               as President of Coastal Physician Group, Inc.
               He  earned an MBA from the Wharton School  of
               the  University of Pennsylvania,  and  a  MPH
               from Johns Hopkins University.
Raymond J.
Markman        72     Mr. Markman has served as a director of
               the Company since May 11, 2000. He is a
               private investor and President of Life
               Planning, a company engaged in the
               development and execution of financial
               strategies, planning and investment for high net worth individuals and corporations, which he founded in 1988.

Adam M.
Reiser         37     Mr. Reiser has served as a director
               of the Company since April 25, 2000. He
               served as the Chief Technologist of the
               Company since May 1, 2000, and served in such capacity for USDA from January 1999 through May 1, 2000. From September 1997 through December 1998, he served as President and CEO of Axxsys International, Inc., a Boca Raton-based MIS consulting firm. From July 1994 through December 1996, he owned and managed a private systems integration consulting firm.

Melvyn B.
Siegel         61      Mr. Siegel has served as a director
               of the Company since April 25, 2000, and as Chairman of the Board and Chief Executive Officer of the Company since May 11, 2000. He was a director of USDA during March 14 - May 1, 2000. For the past five years he has been a private investor.

     B.     Board Committees and Directors' Compensation

      Until May 11, 2000, the Company had no standing committees of the Board of Directors. At its May 11, 2000, meeting, the Board of Directors created the following standing committees: Audit, Nominating, Corporate Governance and Compensation. Each of the committees has a written charter that has been approved by the Board. The members of the committees are identified in the following table.

                                        Corporate
 Director       Audit      Nominating   Governance   Compensation
 --------       -----      ----------   ----------   ------------
D. Applebaum                               Chair
M. Cutler                    Chair
R. Haller         v            v
R. Lucibella                                v           Chair
R. Markman      Chair                                     v
A. Reiser
M. Siegel         v            v            v             v

      Due to their non-existence, the committees held no meetings in 1999.

      The Audit Committee recommends for approval by the Board of Directors an independent firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed. The Audit Committee monitors the activities of the Company's internal and external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the internal and external audit work to assess the adequacy and appropriateness of the Company's financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the financial statements and discusses with management major events, including legal matters and tax audits, that may have significant financial impact or are the subject of discussions with the independent auditors. Except as may be otherwise provided herein, the composition of the Audit Committee and the attributes of its members, and the responsibilities of the Audit Committee as reflected in its charter, are intended to be in accord with the Securities and Exchange Commission rules and NASD listing requirements adopted in December 1999 with regard to corporate audit committees. Two out of the three members of the Audit Committee are independent, as defined in Rule 4200(a)(14) of the NASD listing standards.

      The Nominating Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating Committee establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board. The Nominating Committee will consider nominees proposed by the shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee's consideration may do so by giving the candidate's name and qualifications in writing to the Secretary of the Company at the address shown on the first page of this Proxy Statement.

      The Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Corporate Governance Committee also reviews and assesses the effectiveness of the Board's Guidelines on Significant Corporate Governance Issues and recommends to the Board proposed revisions thereto. In addition, the Corporate Governance Committee makes recommendations to the Board regarding the agenda for the Company's annual meetings of shareholders and reviews shareholder proposals and makes recommendations to the Board for action on such proposals.

      The Compensation Committee administers the Company's stock option plans, including the review and grant of stock options to officers and other employees under the Company's stock option plans. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the Company. Two out of the three members of the Compensation Committee are independent, as defined in Rule 4200(a)(14) of the NASD listing standards. The third member, M. Siegel, is the Chief Executive Officer of the Company who receives no compensation from the Company.

      The Board of Directors held two meetings during 1999. Each director is expected to attend each meeting of the Board and those committees on which he or she serves. In addition to the meetings, the Board and its committees
review   and  act  upon  matters  through  written   consent
procedures.

      The Board of Directors has adopted Guidelines on Significant Corporate Governance Issues ("Corporate Governance Guidelines") and the Board's Corporate Governance Committee is responsible for overseeing the Corporate Governance Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. Among other matters, the Board's Corporate Governance Guidelines include the following:

* A majority of the members of the Board of Directors are independent directors, as defined in the applicable rules for NASDAQ-traded issuers. Independent directors do not receive consulting, legal or other fees from the Company other than Board compensation.

* Directors stand for re-election every year. Directors may not stand for re-election after age 75.

* Members of Board committees are appointed by the Board.

* A  majority  of the members of the Audit,  Nominating,
  Compensation  and  Corporate  Governance  Committees   are
  independent directors.

* The  Board  has a process whereby the  Board  and  its
  members  are  subject  to  periodic  self-evaluation   and
  assessment.

* The Board no less than annually reviews the Company's strategic long-range plan, business unit initiatives, capital projects and budget matters.

* The Board has established the position of Lead Independent Director, which is currently held by David J. Applebaum. Independent directors meet on a regular basis apart from other Board members and management representatives, and the Lead Independent Director is responsible for setting the agenda and running these meetings.

* Succession planning and management development are reported periodically by the Chief Executive Officer to the Board.

* The  Board  evaluates  the performance  of  the  Chief
  Executive Officer and other senior management personnel at least annually.

* Incentive compensation plans are intended to link pay directly and objectively to measured financial goals set in advance by the Compensation Committee.

      None of the members of the Board of Directors has received any compensation in 1999. The directors will be eligible for participation in the Company's 2000 Stock Incentive Plan presented for approval at the Annual Meeting.


     C.     Security Ownership of Certain Beneficial Owners

     The following table shows the only shareholder whom we know to be the "beneficial owner" of more than five percent of the Common Stock as of May 30, 2000:

Name and Address           Number of Shares
of Beneficial Owner        of Common Stock*  Percent of Class(1)

Big Sky & Associates, LLC     12,526,625            50.11%
P.O. Box 28909
Las Vegas, Nevada 89126

Melvyn B. Siegel               3,025,000(2)         12.10%
7908 Bayshore Drive
Margate, New Jersey 08402

* Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) The percentages are based on 25,000,000 shares of Common Stock outstanding, plus shares of Common Stock that may be acquired by the beneficial owner within 60 days of May 30, 2000, by exercise of options and warrants.

(2)  Includes 250,000 shares owned by Mr. Siegel's  wife
     as to which he disclaims beneficial ownership, 2,250,000 shares held by Winspire Venture Capital, LLC, of which Mr. Siegel is the Manager, and 290,000 shares held by Windforms Venture Capital, LLC, of which Mr. Siegel is the Manager.

    D.     Security Ownership of the Company's Officers,
                   Directors and Nominees

     The following chart shows the number of shares of Common Stock that each executive officer, director and nominee for director of the Company beneficially owns, and the total Common Stock that such persons own as a group:

                                         Number of
Name of Beneficial Owner                 Shares of       Percent of
                                        Common  Stock     Class(1)
-----------------------------------     -------------      ------
Dominick F. Maggio, President            1,000,000          4.00%
Ronald H. Leventhal, Executive Vice         50,000          0.20%
   President
David J. Applebaum, Director            12,526,903(2)       50.11%
Michael A. Cutler, Director                500,000(3)        2.00%
Richard J. Lucibella, Director              40,000           0.20%
Adam M. Reiser, Director and Chief         250,000           1.00%
   Technologist
Melvyn B. Siegel, Director,              3,025,000(4)       12.10%
   Chairman of the Board and Chief
   Executive Officer
All directors and named executive       17,401,903          69.61%
officers as a group (7 persons)

_______________________

* Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Exchange Act. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) The percentages are based on 25,000,000 shares of Common Stock outstanding.

(2)  Includes 12,526,625 shares held by Big Sky
     Associates, LLC, of which Mr. Applebaum is the Manager.

(3)  Includes 135,000 shares held by Data Investment,
     LLC, of which Mr. Cutler is the Manager.

(4)  Includes 250,000 shares owned by Mr. Siegel's  wife
     as to which he disclaims beneficial ownership, 2,250,000 shares held by Winspire Venture Capital, LLC, of which Mr. Siegel is the Manager, and 290,000 shares held by Windforms Venture Capital, LLC, of which Mr. Siegel is the Manager.


     E.     Executive Compensation

     No  executive officer received any compensation  during 1999.

     The following table sets forth the compensation to be paid in 2000 to the executive officers of the Company pursuant to contractual arrangements entered into by USDA and succeeded to by the Company by operation of the Merger.

Annual Compensation
                                                    Other Annual
  Name and Principal     Year  Salary    Bonus ($)  Compensation
       Position          (b)     ($)        (d)         ($)
          (a)                    (c)                    (e)
Melvyn B. Siegel         2000    ---        ---         ---
Chairman/Chief
Executive Officer

Dominick F. Maggio       2000   104,167      *          ---
President

Ronald H. Leventhal      2000   153,846      *          ---
Executive Vice President

* The bonus to which the executive officer may be entitled for 2000 is not calculable as of the date of this Proxy
Statement.

Long Term Compensation
                                            Securi-
                                   Re-     ties and    All   Other
                                 stricted Underlying  LTIP   Compen-
   Name and Principal             Stock    Options    Pay-   sation
        Position          Year    Awards    /SARs     outs
          (a)                       (f)      (g)      (h)     (i)
Melvyn B. Siegel          2000    ---         ---   ---    ---
Chief Executive Officer

Dominick F. Maggio        2000    ---         ---   ---    ---
President

Ronald H. Leventhal       2000    ---   1,100,000   ---    ---
Executive Vice President                      (1)

(1) Pursuant to his employment arrangement with USDA, to which the Company succeeded by operation of the Merger, Mr. Leventhal was granted an option to purchase 24.444 shares of the common stock of USDA at $1,800 per share. At the 4500:1 conversion ration applicable in the Merger, his option was converted to 1,100,000 post-reverse split shares of the Company Common Stock, exercisable at $.40 per share. The terms of his option call for the vesting schedule of:
300,000 shares on October 10, 2000, 400,000 shares on October 10, 2001 and 400,000 shares on October 10, 2002, and an exercise period of twelve months after each relevant vesting date.

      F.     Aggregated Option Exercises in Last Fiscal Year
                  and FY-end Option Values

      The Company had no currently exercisable options or warrants during fiscal year 1999.

  PROPOSAL 2:  APPROVAL OF AMENDED AND RESTATED ARTICLES OF
                       INCORPORATION.

     A.     Introduction

      The Company's Articles of Incorporation currently authorizes the issuance of twenty-five million (25,000,000) shares of Common Stock, with a par value $.02 per share. As a result of the Merger, the Company currently has all of the 25,000,000 shares of Common Stock issued and outstanding and has no shares remaining available for other purposes. As discussed below, one of the corporate purposes for making additional shares of capital stock available is to raise equity capital. Market conditions often dictate that such equity capital, particularly raised in a private placement, be in the form of preferred stock. Finally, the current business of the Company consists in its entirety of providing Internet services, which is the business formerly conducted by USDA.

      Accordingly, on May 11, 2000, the Board of Directors adopted resolutions setting forth, among other things (i) the proposed amendments to the Company's Articles of Incorporation; and (ii) a call for submission of the Amended and Restated Articles of Incorporation for approval by the Company's shareholders at the Annual Meeting.

      The following is the text of Articles I and III of the Amended and Restated Articles of Incorporation of the Company, as proposed:

          ARTICLE I - NAME.

               The name of the Corporation shall be US
          DATA AUTHORITY, INC., and its principal place of business shall be 3500 NW Boca
          Raton  Boulevard, Building 811, Boca  Raton,
          Florida  33431.

                              .
                              .
                              .

          ARTICLE III - CAPITAL STOCK.

               A.      AUTHORIZED SHARES.   The  total
          number  of shares of all classes of  capital
          stock  which  the  Corporation  shall   have
          authority    to    issue   is   130,000,000,
          consisting of 100,000,000 shares  of  common
          stock,  par  value  $0.02  per  share   (the
          "Common Stock") and 30,000,000 shares of preferred stock, par value $1.00 per share
          (the "Preferred Stock"). The shares may be issued from time to time as authorized by the Board of Directors of the Corporation without further approval of the shareholders except as otherwise provided herein or to the extent that such approval is required by statute, rule or regulation.

               B.       COMMON   STOCK.    Except   as
          otherwise  provided by statute or  Preferred
          Stock  Designations (as defined below),  the
          holders   of   the   Common   Stock    shall
          exclusively  possess all voting power.  Each
          holder  of shares of Common Stock  shall  be
          entitled to one vote for each share held  of
          record  by  such  holder as to  each  matter
          submitted   to  shareholders  for  approval.
          There  shall be no cumulative voting  rights
          in   the   election  of  directors  of   the
          Corporation.

               C.      PREFERRED STOCK.  The shares of
          Preferred Stock may be issued from  time  to
          time  in  one  or  more  series  as  may  be
          established by the Board of Directors of the
          Corporation.   The  Board  of  Directors  is
          hereby  expressly  authorized  to  fix   and
          determine  by  resolution(s) the  number  of
          shares of each series of Preferred Stock and
          the  designation  thereof,  any  voting  and
          other   powers,  preferences  and   relative
          participating,  optional or special  rights,
          including the number of votes, if  any,  per
          share  and  such qualifications, limitations
          or   restrictions   on  any   such   powers,
          preferences and rights as shall be stated in
          the resolution(s) providing for the issue of
          the     series    (a    "Preferred     Stock
          Designation") and as may be permitted by the
          Act.   The  number of authorized  shares  of
          Preferred   Stock   may  be   increased   or
          decreased  (but  not  below  the  number  of
          shares   of   such  class  or  series   then
          outstanding)  by  the  affirmative  vote  of
          holders of a majority of the voting power of
          the   then  outstanding  shares  of  capital
          stock, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless the vote of such holders if required pursuant to any Preferred Stock Designation.

     B.     Purpose and Effect of the Proposed Amendment and Restatement

      With respect to the change in the Company's name, the Board of Directors believes that the name under which the
Company's current Internet services provider business had been conducted prior to the Merger will allow for closer identification between such businesses and the company conducting it in the minds of customers, suppliers and strategic partners. Accordingly, it is highly desirable to change the Company's name to US Data Authority, Inc. In fact, after the name change is approved by the shareholders and becomes effective upon filing of the Amended and Restated Articles of Incorporation with the Florida Department of State, the Company will apply for a change of its OTC Bulletin Board trading symbol from "SUNED" to "USDA."

       With  respect  to  the  increase  in  the  number  of
authorized shares of the Common Stock, the Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for a variety of corporate purposes, such as to effect future stock splits and stock dividends, to make acquisitions through the use of stock, to raise equity capital, to adopt additional stock options or other employee benefit plans or to reserve additional shares for issuance under such plans and under plans of acquired companies. The Board of Directors believes that the proposed increase in authorized Common Stock will make sufficient shares available for use pursuant to the purposes described herein.

      With respect to the authorization to issue preferred stock, the Board of Directors believes that the availability of authorized but unissued preferred stock will provide the Company with the flexibility to raise equity capital under circumstances where the investors desire a liquidation preference, a stated dividend rate or other preferential rights not available with respect to the Common Stock. Allowing for the terms of any series of such preferred stock to be determined by the Board of Directors will give the Company the flexibility to tailor such terms to the particular market circumstances and relative bargaining positions of the Company and the investors.

      It is emphasized that, other than as may be permitted or required under the outstanding stock options, the Board of Directors has no immediate plans, understanding, agreements or commitments to issue additional Common Stock or any preferred stock for any purpose. No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

      Under the Company's Amended and Restated Articles of Incorporation, the Company's shareholders do not have preemptive rights with respect to the Common Stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock or shares of preferred stock convertible into Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders.

      The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

      If the proposed amendment is adopted, it will become effective upon filing the Amended and Restated Articles of Incorporation, together with a certificate, with the Florida
Department of State.

     C.     Vote Necessary to Approve the Proposal

      The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank with voting instructions as to such shares) effectively count as votes against this proposal.

Recommendation of the Board

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM TWENTY-FIVE MILLION (25,000,000) TO ONE HUNDRED MILLION (100,000,000) AND TO
AUTHORIZE THIRTY MILLION (30,000,000) SHARES OF PREFERRED STOCK. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


 PROPOSAL 3:  APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN

      The Board of Directors believes that persons whose efforts are intended to and could enhance the financial condition of the Company should be given an incentive to exert their best efforts in this regard. Experience has shown, the Board of Directors believes, that an incentive in the form of stock of the Company is most likely to motivate the recipient to work towards enhancing the long-term value of the Company, as reflected in the market value of its stock, rather than towards short-term gains, and thus better to align his/her interests with those of the Company's shareholders.

      Accordingly, in its meeting on May 11, 2000, the Board of Directors adopted resolutions setting forth, among other things, (i) the text of the Company's 2000 Stock Incentive Plan; (ii) the reasons for such plan; and (iii) a call for the submission of such plan for approval by the Company's shareholders at the Annual Meeting.

      The Company's 2000 Stock Incentive Plan (the "Stock Incentive Plan") grants the Board of Directors the authority (which it may delegate to the Compensation Committee of the Board of Directors) to grant incentive awards based on the Common Stock. The classes of persons who will be eligible to participate in the Stock Incentive Plan are: (i) executive officer employees, (ii) non-executive officer employees, (iii) directors and (iv) consultants and advisors. The number of persons in each class and the basis for their participation are not determinable at this time. These awards may be in the form of stock options (both incentive and non-statutory), restricted stock grants (both of shares of the Common Stock and securities convertible into Common Stock) or stock appreciation right. No grants may be made under the Plan after the expiration of the tenth
(10th) anniversary of the approval of the Plan by the shareholders. The total amount of shares of the Common Stock that would be available under the Plan is 2,000,000, or approximately 7.41% of the total number of shares outstanding on a fully diluted basis.

      A copy of the Plan is attached as Exhibit A to this Proxy Statement.

      The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, assuming a quorum is present, is necessary for approval of this proposal. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank with voting instructions as to such shares) effectively count as votes against this proposal.

Recommendation of the Board

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


                        OTHER MATTERS

Compliance with Section 16(a) Reporting Requirements
----------------------------------------------------
     Prior to January 21, 2000, i.e. throughout 1999, the Company's Common Stock was not registered under the Exchange Act. As a result, Section 16(a) of the Exchange Act and related regulations did not require the Company's executive officers and directors, and certain persons who own more than 10% of the Common Stock, to file reports of their holdings and transactions in the Common Stock with the SEC.

Independent Public Accountants
------------------------------
      Hixon, Marin, Powell & De Sanctis, P.A., served as the Company's independent accounting firm for the year ended December 31, 1999, and have been selected to serve as the Company's independent accounting firm for the current fiscal year. Representatives of Hixon, Marin, Powell & De Sanctis, P.A., are not expected to be present at the Annual Meeting.

2000 Shareholder Proposals or Nominations
-----------------------------------------
      From time to time shareholders of the Company submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company's 2001 proxy statement. Any such shareholder proposals must be submitted in writing to the Secretary of the Company no later than December 13, 2000. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a shareholder proposal does not guarantee that it will be included in the Company's proxy statement.

      Alternatively, under the Company's Bylaws, a proposal or a nomination that the shareholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary of the Company for the 2001 annual meeting of shareholders not less than 30 days prior to the date of the 2001 annual meeting. If the date of the announcement of the date of the 2001 annual meeting is less than 40 days before the date of such annual meeting, the shareholder must submit any such proposal or nomination no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The shareholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder's ownership of Common Stock of the Company. If you would like a copy of the Company's Bylaws, the Company will send you one without charge at your request. Proposals or nominations not meeting these requirements will not be entertained at the annual meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder. Shareholders should contact the Secretary of the Company in writing to make any submission or to obtain additional information as to the proper form and content of submissions.

Financial Statements
--------------------
      The Company's financial statements for the year ended December 31, 1999, as well as the unaudited financial statements of the Company as of April 30, 2000, and a balance sheet of the Company as of May 1, 2000, reflecting the merger with USDA, are included in the Company's 1999 Annual Report to Shareholders. Copies of the annual report are being sent to the Company's shareholders concurrently with the mailing of this Proxy Statement.

Other Matters Before the Annual Meeting
---------------------------------------
      As of the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Proxy Solicitation

     The expense of solicitation of proxies will be borne by the Company. Proxies will be solicited by the Company though its directors, officers and other employees, who will receive no compensation. These persons may solicit proxies personally or by written communication, telephone or other electronic means. The Company is required to request brokers and nominees who hold stock in their name to furnish the Company's proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

                         BY ORDER OF
                         THE BOARD OF DIRECTORS


                         By:  /S/Ronald J. Austin
                         __________________________________
                              Ronald J. Austin
                              Secretary

___________________________________________________________________________

                         EXHIBIT "A"

                    SUNVEST RESORTS, INC.

                  2000 STOCK INCENTIVE PLAN

1.       PURPOSE        The  purpose  of  this  2000   Stock
Incentive Plan (the "Plan") of SunVest Resorts, Inc., a Florida corporation (the "Company"), is to advance the interests of the Company's shareholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's shareholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.     ELIGIBILITY

        All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.     ADMINISTRATION, DELEGATION

       (a)     Administration by Board of Directors.
               ------------------------------------
               The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

       (b)     Delegation to Compensation Committee.
               ------------------------------------
                To  the extent permitted by applicable  law,
the Board may delegate to the Compensation Committee of the Board the power to make Awards and exercise such other powers under the Plan as the Board may determine. All references in the Plan to the "Board" shall mean the Board or the Compensation Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.     STOCK AVAILABLE FOR AWARDS

       (a)     Number of Shares.
               ----------------
               Subject to adjustment under Section 8, Awards may be made under the Plan for up to 2,000,000 shares of common stock, $0.02 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

       (b)     Per-Participant Limit.
               ---------------------
                The maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan in any calendar year shall be limited as provided in Section 162(m) of the Code.

5.     STOCK OPTIONS

       (a)     General.
               -------
                The  Board  may  grant options  to  purchase
Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

       (b)     Incentive Stock Options.
               -----------------------
                An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

       (c)     Exercise Price.
               --------------
                The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

       (d)     Duration of Options.
               -------------------
                Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

       (e)     Exercise of Option.
               ------------------
                Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

       (f)     Payment Upon Exercise.
               ---------------------
                Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                (1)     in cash or by check, payable to  the
order of the Company;

                (2)     except as the Board may, in its sole
discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

               (3) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

               (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                (5)      by  any  combination of  the  above
permitted forms of payment.

6.     RESTRICTED STOCK
       (a)     Grants.
               ------
                 The   Board  may  grant  Awards   entitling
recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

       (b)     Terms and Conditions.
               --------------------
                The  Board  shall determine  the  terms  and
conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.     OTHER STOCK-BASED AWARDS

        The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.      ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND  CERTAIN
OTHER EVENTS

       (a)     Changes in Capitalization.
               -------------------------
                In  the  event  of any stock split,  reverse
stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event,
Section  8(c)  shall be applicable to such event,  and  this
Section 8(a) shall not be applicable.

       (b)     Liquidation or Dissolution.
               --------------------------
                In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

       (c)     Acquisition and Change in Control Events
               ----------------------------------------
          (1)     Definitions

               (a)     An "Acquisition Event" shall mean:

                     (i)     any merger or consolidation  of
the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                     (ii)     any exchange of shares of  the
Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                (b)      A  "Change in Control Event"  shall
mean:

                     (i)      any  merger  or  consolidation
which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation;

                      (ii)       the   acquisition   by   an
individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (A) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change in Control Event:
(A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which results in all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such transaction (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively;
                      (iii)       any   sale   of   all   or
substantially all of the assets of the Company; or

                    (iv)     the complete liquidation of the
Company.

          (2)     Effect on Options

                 (a)       Acquisition   Event.   Upon   the
occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                     Notwithstanding the foregoing,  if  the
acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                (b)     Change in Control Event that is  not
an Acquisition Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then-outstanding shall automatically become immediately exercisable in full.

          (3)     Effect on Restricted Stock Awards

                (a)      Acquisition Event  that  is  not  a
Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                (b)      Change in Control Event.  Upon  the
occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then-outstanding shall automatically be deemed terminated or satisfied.

          (4)     Effect on Other Awards

                (a)      Acquisition Event  that  is  not  a
Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                (b)      Change in Control Event.  Upon  the
occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any other Award or any other agreement between a Participant and the Company, all other Awards shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award.

9.     GENERAL PROVISIONS APPLICABLE TO AWARDS

       (a)     Transferability of Awards.
               -------------------------
                Except  as the Board may otherwise determine
or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

       (b)     Documentation.
               -------------
                Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each
Award may contain terms and conditions in addition to those set forth in the Plan.

       (c)     Board Discretion.
               ----------------
                Except  as otherwise provided by  the  Plan,
each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

       (d)     Termination of Status.
               ---------------------
                The  Board shall determine the effect on  an
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

       (e)     Withholding.
               -----------
               Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

       (f)     Amendment of Award.
               ------------------
                The Board may amend, modify or terminate any
outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

       (g)     Conditions on Delivery of Stock.
               -------------------------------
                The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

       (h)     Acceleration.
               ------------
                The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.     MISCELLANEOUS

       (a)     No Right To Employment or Other Status.
               --------------------------------------
               No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

       (b)     No Rights As a Shareholder.
               --------------------------
                Subject  to the provisions of the applicable
Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.
Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

       (c)     Effective Date and Term of Plan.
               -------------------------------
                The Plan shall become effective on the date as of which it is both adopted by the Board and approved by the Company shareholders. No Awards shall be granted under the Plan after the completion of ten years from the date the Plan was approved by the Company's shareholders, but Awards previously granted may extend beyond that date.

       (d)     Amendment of Plan.
               -----------------
               The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

       (e)     Governing Law.
               -------------
                The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to any applicable conflicts of law.




________________________________________________________________

                            PROXY


SUNVEST RESORTS, INC.  This Proxy is Solicited on Behalf of  the
                       Board   of  Directors.   The  undersigned
3500 NW Boca Raton     hereby  appoints Dominick F.  Maggio,  as
Boulevard              Proxy  with  the  power  to  appoint  his
Building 811           substitute, and hereby authorizes him  to
Boca Raton, Florida    represent   and  to  vote  as  designated
33431                  below  all the shares of common stock  of
                       SunVest  Resorts, Inc. held of record  by
                       the  undersigned on May 30, 2000, at  the
                       Annual  Meeting  of  Shareholders  to  be
                       held   on   June   22,   2000,   or   any
                       adjournment thereof.

1. ELECTION OF DIRECTORS (The Board of Directors recommends a vote "FOR" all nominees listed below.)

    [ ]     FOR all nominees listed below (except   [ ]  WITHHOLD AUTHORITY
            as marked to the contrary below)             for all nominees
                                                         listed below.

     David J. Applebaum
     Michael A. Cutler
     Ralph A. Haller
     Richard J. Lucibella
     Raymond J. Markman
     Adam M. Reiser
     Melvyn B. Siegel

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ______________________________________________________________


2.    APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

      [ ] FOR            [ ] AGAINST      [ ] ABSTAIN

3.     APPROVAL OF 2000 STOCK INCENTIVE PLAN

      [ ] FOR            [ ] AGAINST      [ ] ABSTAIN

4. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all listed nominees and FOR Proposals 2 and 3.

[ ]  Please check if you plan to attend the meeting.

                                       ______________________, 2000
PLEASE MARK, SIGN, DATE AND RETURN     Date
THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.
                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Signature if held jointly

                                   (Please  sign exactly  as
                                   your  name appears.  When
                                   joint    tenants     hold
                                   shares, both should sign.
                                   When signing as attorney,
                                   executor,  administrator,
                                   trustee    or   guardian,
                                   please give full title as
                                   such.   If a corporation,
                                   please   sign   in   full
                                   corporate     name     by
                                   President    or     other
                                   authorized officer.  If a
                                   partnership, please  sign
                                   in  partnership  name  by
                                   authorized person.)